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                                                                      Exhibit 24

FIRSTMERIT CORPORATION

LIMITED POWER OF ATTORNEY

2004 ANNUAL REPORT ON FORM 10-K

      The undersigned directors and officers of FirstMerit Corporation (the "Company") hereby constitute and appoint Terry E. Patton, Terrence E. Bichsel and/or J. Bret Treier, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file under the Securities Act of 1934 an Annual Report on Form 10-K for the year 2004, and any and all amendments (on Form 10-K/A) and exhibits to the foregoing and any and all other documents to be filed with the Securities and Exchange Commission or National Association of Securities Dealers pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

      Effective the 20th day of February, 2005, unless otherwise indicated below.

/s/ John R. Cochran                      /s/ Terrence E. Bichsel
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John R. Cochran                          Terrence E. Bichsel
Chairman, Chief Executive Officer        Executive Vice President and Chief
and Director(principal executive         Financial Officer (principal
officer)                                 financial officer and principal
                                         accounting officer)

/s/ Karen S. Belden                      /s/ R. Cary Blair
-------------------------------------    ---------------------------------------
Karen S. Belden                          R. Cary Blair
Director                                 Director

/s/ John C. Blickle                      /s/ Robert W. Briggs
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John C. Blickle                          Robert W. Briggs
Director                                 Director

/s/ Richard Colella                      /s/ Gina D. France
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Richard Colella                          Gina D. France
Director                                 Director

/s/ Terry L. Haines                      /s/ Clifford J. Isroff
-------------------------------------    ---------------------------------------
Terry L. Haines                          Clifford J. Isroff
Director                                 Director

/s/ Philip A. Lloyd, II                  /s/ Roger T. Read
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Philip A. Lloyd, II                      Roger T. Read
Director                                 Director

                                         /s/ Jerry M. Wolf
_____________________________________    ---------------------------------------
Richard N. Seaman                        Jerry M. Wolf
Director                                 Director